- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

                                      AMONG

                               BEMIS COMPANY, INC.

                             THE BANKS LISTED HEREIN

                                       AND

                          MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, AS AGENT

                      ------------------------------------

                                U.S. $100,000,000

                      ------------------------------------


                      ORIGINALLY DATED AS OF AUGUST 1, 1986
                    AMENDED AND RESTATED AS OF AUGUST 1, 1991


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                TABLE OF CONTENTS

SECTION                                                                     PAGE
- -------                                                                     ----

SECTION 1. INTERPRETATIONS AND DEFINITIONS . . . . . . . . . . . . . . . . . . 1
  1.1 Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  1.2 Accounting Terms and Determinations. . . . . . . . . . . . . . . . . . . 6

SECTION 2. THE LOANS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  2.1 The Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  2.2 [Intentionally Omitted.] . . . . . . . . . . . . . . . . . . . . . . . . 6
  2.3 Method of Borrowing. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
  2.4 The Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
  2.5 Maturity of Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
  2.6 Interest Rates.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
  2.7 Commitment Fee; Facility Fee.. . . . . . . . . . . . . . . . . . . . . .10
  2.8 Optional Termination or Reduction of Commitments.. . . . . . . . . . . .10
  2.9 Mandatory Termination or Reduction of Commitments. . . . . . . . . . . .11
  2.10 Optional Prepayments. . . . . . . . . . . . . . . . . . . . . . . . . .11
  2.11 General Provisions as to Payments.. . . . . . . . . . . . . . . . . . .11
  2.12 Computation of Interest and Fees. . . . . . . . . . . . . . . . . . . .11
  2.13 Funding Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
  2.14 Extension of Commitment.. . . . . . . . . . . . . . . . . . . . . . . .12

SECTION 3. CONDITIONS OF LENDING.. . . . . . . . . . . . . . . . . . . . . . .12
  3.1 All Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
  3.2 Initial Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

SECTION 4. CHANGE IN CIRCUMSTANCES AFFECTING FIXED RATE LOANS. . . . . . . . .14
  4.1 Basis for Determining Interest Rate Inadequate.. . . . . . . . . . . . .14
  4.2 Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
  4.3 Increased Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

SECTION 5. REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . . . . .16
  5.1 Corporate Existence and Power. . . . . . . . . . . . . . . . . . . . . .16
  5.2 Corporate Authorization. . . . . . . . . . . . . . . . . . . . . . . . .16
  5.3 Binding Effect.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
  5.4 Financial Statements.. . . . . . . . . . . . . . . . . . . . . . . . . .16
  5.5 Litigation.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
  5.6 Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
  5.7 Governmental and Other Approvals.. . . . . . . . . . . . . . . . . . . .17
  5.8 Compliance with ERISA. . . . . . . . . . . . . . . . . . . . . . . . . .17

SECTION 6. COVENANTS.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
  6.1 Financial Statements.. . . . . . . . . . . . . . . . . . . . . . . . . .18
  6.2 Maintenance of Existence.. . . . . . . . . . . . . . . . . . . . . . . .19
  6.3 Maintenance of Properties. . . . . . . . . . . . . . . . . . . . . . . .19
  6.4 Compliance with Laws.. . . . . . . . . . . . . . . . . . . . . . . . . .19
  6.5 Notice of Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . .20

  6.6 Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
  6.7 Payment of Taxes.. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
  6.8 Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
  6.9 Ratio of Total Debt to Consolidated Tangible Net Worth.. . . . . . . . .20
  6.10 Minimum Consolidated Tangible Net Worth.. . . . . . . . . . . . . . . .20
  6.11 Negative Pledge.. . . . . . . . . . . . . . . . . . . . . . . . . . . .20
  6.12 Consolidations, Mergers and Sales of Assets . . . . . . . . . . . . . .21

SECTION 7. EVENTS OF DEFAULT.. . . . . . . . . . . . . . . . . . . . . . . . .21

SECTION 8. THE AGENT.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .23
  8.1 Appointment and Authorization. . . . . . . . . . . . . . . . . . . . . .23
  8.2 Agent and Affiliates.. . . . . . . . . . . . . . . . . . . . . . . . . .23
  8.3 Action by Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
  8.4 Consultation with Experts. . . . . . . . . . . . . . . . . . . . . . . .24
  8.5 Liability of Agent.. . . . . . . . . . . . . . . . . . . . . . . . . . .24
  8.6 Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
  8.7 Failure to Act.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
  8.8 Resignation or Removal of Agent. . . . . . . . . . . . . . . . . . . . .24
  8.9 Credit Decision. . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

SECTION 9. MISCELLANEOUS.. . . . . . . . . . . . . . . . . . . . . . . . . . .25
  9.1 Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
  9.2 Amendments and Waivers; Cumulative Remedies. . . . . . . . . . . . . . .25
  9.3 Successors and Assigns.. . . . . . . . . . . . . . . . . . . . . . . . .26
  9.4 Expenses; Documentary Taxes. . . . . . . . . . . . . . . . . . . . . . .26
  9.5 Sharing of Set-Offs. . . . . . . . . . . . . . . . . . . . . . . . . . .26
  9.6 Collateral.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
  9.7 Counterparts.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
  9.8 Headings; Table of Contents. . . . . . . . . . . . . . . . . . . . . . .27
  9.9 Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27



Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
Exhibit A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Note
Exhibit B  . . . . . . . . . . . . . . . . . . . . . . . . Intentionally Omitted
Exhibit C  . . . . . . . . . . . . . . . . . . . .Opinion of Counsel to Borrower
Exhibit D  . . . . . . . . . . . . . . . .Opinion of Special Counsel to Borrower

                      AMENDED AND RESTATED CREDIT AGREEMENT



        AMENDED AND RESTATED CREDIT AGREEMENT originally dated as of August 1, 1986 and amended and restated as of August 1, 1991 among BEMIS COMPANY, INC. , a Missouri corporation (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York State banking corporation, as agent for the Banks (the "Agent").

        WHEREAS, the Borrower, the Banks and the Agent entered into a Credit Agreement dated as of August 1, 1986 (the "Credit Agreement"); and

        WHEREAS, the Credit Agreement has been amended by the First Amendment Agreement dated as of March 15, 1988, the Second Amendment Agreement dated as of June 20, 1988, Amendment No. 3 dated as of March 1, 1989, the Fourth Amendment Agreement dated as of September 1, 1990 and Amendment No. 5 dated as of August l, 1991; and

        WHEREAS, for administrative ease the parties wish to restate the Credit Agreement, incorporating all prior amendments and to further amend certain provisions of the Agreement;

        NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1.   INTERPRETATIONS AND DEFINITIONS

      1.1 DEFINITIONS. The following terms, as used herein, shall have the following respective meanings

      "Adjusted CD Rate" has the meaning set forth in Section 2.6(B) hereof.

      "Adjusted Euro-Dollar Rate" has the meaning set forth in Section 2.6(C) hereof.

      "Assessment Rate" has the meaning set forth in Section 2.6(B) hereof.

      "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

      "Base Rate Loan" means a Loan which the Borrower specifies pursuant to
Section 2.3 hereof shall be a Base Rate Loan.

      "CD Base Rate" has the meaning set forth in section 2.6(B) hereof.

      "CD Loan" means a Loan which the Borrower specifies pursuant to
Section 2.3 hereof shall be a CD Loan.

      "CD Margin" has the meaning set forth in Section 2.6(B) hereof.

      "CD Reserve Percentage" has the meaning set forth in Section 2.6(B) hereof.

      "Code" means the Internal Revenue Code of 1954, as amended.

      "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.8 hereof.

      "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

      "Consolidated Tangible Net Worth" means at any date the consolidated stockholders' equity of the Borrower and its Consolidated Subsidiaries minus the following (to the extent reflected in determining such consolidated stockholder's equity): (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to March 31, 1986 in the book value of any asset owned by the Borrower or a Consolidated Subsidiary, (ii) all investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, organization or developmental expenses and other intangible items.

      "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under
Section 414(b) or 414(c) of the Code.

      "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases,
(v) all obligations of such Person under take or pay or similar contracts, (vi) all obligations of such Person to reimburse or indemnify the issuer of a letter of credit or Guarantee for drawings or payments thereunder, (vii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (viii) all Debt of others Guaranteed by such Person.

      "Default" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time, or both, would become an Event of Default.

      "Dollars" and the sign "$" mean lawful money of the United States of America.

      "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

      "Domestic Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent; PROVIDED that any Bank may from time to time by notice to the Borrower and the Agent designate separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

      "Domestic Loans" means CD Loans or Base Rate Loans or both.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks in London are open for domestic and international business (including dealings in Dollar deposits).

      "Euro-Dollar Lending Office" means, as to each Bank, its office or branch located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Euro-Dollar Lending Office) or such other branch (or affiliate) of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

      "Euro-Dollar Loan" means a Loan which the Borrower specifies pursuant to
Section 2.3 hereof shall be a Euro-Dollar Loan.

      "Euro-Dollar Margin" has the meaning set forth in Section 2.6(C) hereof.

      "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.6(C) hereof.

      "Event of Default" has the meaning set forth in Section 7 hereof.

      "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, PROVIDED that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

      "Fixed CD Rate" has the meaning set forth in Section 2.6(B) hereof.

      "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or both.

      "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person or in any manner providing for the payment of any Debt of any other Person or otherwise protecting the holder of such Debt against loss (whether by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

      "Interest Period" means:

             (l) with respect to each CD Loan the period commencing on the date of such Loan and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect; PROVIDED that any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day;

             (2) with respect to each Euro-Dollar Loan the period commencing on the date of such Loan and ending one, two, three or six months thereafter, as the Borrower may elect; PROVIDED that (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day; and (b) any Interest Period which begins on the last Euro-Dollar Business Day of the calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of a calendar month; and

             (3) with respect to each Base Rate Loan, the period commencing on the date of such Loan and ending 30 days thereafter; PROVIDED that any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day.

Any Interest Period which begins before the Termination Date and would otherwise end after the Termination Date shall end on the Termination Date.

      "Lien" means, with respect to any asset, (i) any lien, charge, mortgage, security interest, pledge or other encumbrance of any kind in respect of such asset or (ii) the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

      "Loan" and "Loans" means a Domestic Loan or a Euro-Dollar Loan, or both, as the context may require.

      "London Interbank Offered Rate" has the meaning set forth in Section 2.6(C) hereof.

      "Material Subsidiary" means at any time a Subsidiary which as of such time meets the definition of a "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission.

      "Note" means the promissory note of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans.

      "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

      "Person" means an individual, a corporation, a partnership, an association, a business trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

      "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

      "Reference Bank" means Morgan Guaranty Trust Company of New York.

      "Refunding Loan" means a Loan which, after application of the proceeds thereof, results in no net increase in the outstanding principal amount of Loans made by any Bank.

      "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "Required Banks" means at any time Banks holding at least 66-2/3% of the aggregate unpaid principal amount of the Notes or, if no Loans are at the time outstanding hereunder, Banks having at least 66-2/3% of the aggregate amount of the Commitments.

      "Subsidiary" means any corporation or other entity of which capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is at the time directly or indirectly owned by the Borrower.

      "Termination Date" means August 1, 1996, or such date to which the Commitment is extended pursuant to Section 2.14.

      "Unfunded Vested Liabilities" means, with respect to any Plan, the amount, if any, by which the present value of all vested benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, as determined on the most recent valuation date of such Plan, but only to the extent that excess -represents a potential liability of the Borrower or any member of the Controlled Group to the PBGC or to such Plan under Title IV of ERISA.

      "Wholly-Owned Consolidated Subsidiary" means any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower.

      1.2 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Bank.

SECTION 2.   THE LOANS.

      2.1 THE LOANS. From the date hereof, to and excluding the Termination Date, each Bank severally agrees, on the terms and conditions contained in this Agreement, to lend to the Borrower from time to time amounts not exceeding in the aggregate at any one time outstanding the amount of its Commitment. Each Loan under this Section 2.1 shall be in the principal amount of $1,000,000 or any multiple thereof (except that any such Loan may be in the aggregate amount of the unused Commitments) and shall be made by the several Banks ratably in proportion to their respective Commitments. During such period and within the foregoing limits, the Borrower may borrow under this Section 2.1, repay or prepay Loans and reborrow under this Section 2.1.

      2.2    [Intentionally Omitted.]

      2.3    METHOD OF BORROWING

      (A) With respect to each Loan made pursuant to Section 2.1 hereof, the Borrower shall give the Agent notice (a "Notice of Borrowing") at least one Domestic Business Day before borrowing a Domestic Loan, or at least three Euro-Dollar Business Days before borrowing a Euro-Dollar Loan, specifying:

             (i) the date of such Loan, which shall be a Domestic Business Day in the case of a Domestic Loan and a Euro-Dollar Business Day in the case of a Euro-Dollar Loan;


             (ii)   the principal amount of such Loan;

             (iii) whether the Loan is to be a Base Rate Loan, a CO Loan or a Euro-Dollar Loan; and

             (iv) in the case of a Fixed Rate Loan, the duration of the Interest Period applicable thereto, subject to the definition of Interest Period.

      (B) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of the Loan specified therein and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

      (C) Not later than 11:00 am. (New York City time) on the date of each Loan, each Bank shall (except as provided in Section 2.3(D)) make available its ratable share of such Loan, in Federal or other funds immediately available in New York City, to the Agent at its address set forth on the signature pages hereof or at such other address as it may hereafter designate by notice to the Borrower and the Banks and, unless the Agent determines that any applicable condition specified in Section 4 has not been satisfied, the Agent will promptly make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

      (D) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in Section 2.3(C), or remitted by the Borrower to the Agent as provided in Section 2.11, as the case may be.

      2.4    THE NOTES.

      (A) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank for the account of its applicable lending office. Such Note shall be dated on or before the date of the first such Loan, shall set forth the amount of such Bank's Commitment as the maximum principal amount thereof and shall have the blanks therein appropriately completed.

      (B) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

      (C) Upon receipt of each Bank's Note pursuant to Section 3.2(a), the Agent shall mail such Note to such Bank. Each Bank shall record and, prior to any transfer of its Note, shall endorse on the schedules forming a part thereof appropriate notations evidencing the date, the amount and the maturity of each Loan to be evidenced by such Note and the date and amount of each payment of principal made by the Borrower with respect thereto; PROVIDED that failure to make any such endorsement or notation shall not affect the obligations of the Borrower hereunder or under any Note. Each Bank is hereby irrevocably authorized by the Borrower so to endorse the Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

      2.5    MATURITY OF LOANS.    Each Loan shall mature, and the principal
amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Loan.

      2.6    INTEREST RATES.

      (A) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate. Such interest shall be payable for each Interest Period on the last day thereof. Overdue principal of and, to the extent permitted by law, overdue interest on the Base Rate Loans shall bear interest for each day until paid at a rate per annum equal to the sum of 1% plus the otherwise applicable rate for such day.

      (B) Each CD Loan shall bear interest on the outstanding principal amount thereof, for each Interest Period applicable thereto, at a rate per annum equal to the applicable Fixed CD Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on the CD Loans shall bear interest for each day until paid at a rate per annum equal to the sum of 1% plus the rate applicable to Base Rate Loans for such day.

      The "Fixed CD Rate" applicable to any CD Loan for any Interest Period means a rate per annum equal to the sum of the CD Margin plus the applicable Adjusted CD Rate.

      The "CD Margin" means 1/2 of 1%.

      The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                     [    CDBR    ]*
            ACDR  =  [---------------]  +    AR
                     [  l  -  CDRP ]

      ACDR   =   Adjusted CD Rate for such Interest Period
      CDBR   =   CD Base Rate for such Interest Period
      AR     =   Assessment Rate
      CDRP   =   CD Reserve Percentage

- ---------------------
*The amount in brackets being rounded upwards, if necessary, to the next higher 1/100 of 1%.

      The "CD Base Rate" means for any Interest Period the prevailing per annum rate of interest (rounded upward, if necessary, to the next higher (1/100 of 1%) determined by the Agent to be the average of bid rates quoted to the Reference Bank at 10:00 am. (New York City time) (or as soon thereafter as is practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing selected by the Reference Bank for the purchase at face value from the Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan made by the Reference Bank to which such Interest Period applies and with a maturity comparable to such Interest Period.

      The "CD Reserve Percentage" means for any day, that percentage, expressed as a decimal, which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion Dollars in respect of new non-personal time deposits in Dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Fixed CD Rate shall be adjusted automatically on and as of the effective date of any change in the CD Reserve Percentage.

      The "Assessment Rate" for any Interest Period means a rate per annum (rounded upwards, if necessary, to the next higher 1/100 of 1%) determined by the Agent to be the rate per annum equal to (i) the gross annual assessment rate payable to the Federal Deposit Insurance Corporation (or any successor) by the Reference Bank for insuring the Reference Bank's domestic Dollar deposits less
(ii) the most recently determined credit against such assessments, expressed as an annual rate, available under applicable law to the Reference Bank, in each case as determined by the Reference Bank as of the first day of such Interest Period.

      (C) Each Euro-Dollar Loan shall bear interest on the unpaid principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable Adjusted Euro-Dollar Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

      The "Adjusted Euro-Dollar Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher (1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 MINUS the Euro-Dollar Reserve Percentage.

      The "London Interbank Offered Rate" applicable to any Interest Period means the rate determined by the Agent to be the average of the rates per annum at which deposits in Dollars are offered to the Reference Bank in the London interbank market at approximately 11:00 am. (London Time) two Euro-Dollar business Days prior to the first day of such Interest Period in an amount approximately equal to the aggregate unpaid principal amount of the Euro-Dollar Loan made by the

Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

      The "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted Euro-Dollar Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

      The "Euro-Dollar Margin" means 3/8 of 1%.

      Any overdue principal of and, to the extent permitted by law, overdue interest on, any Euro-Dollar Loan shall bear interest payable on demand, for each day from the date payment thereof was due to the date of actual payment, at a rate per annum equal to 1% plus the Euro-Dollar Margin plus the quotient obtained (rounded upwards, if necessary, to the next higher 1/100 of 1%) by dividing (i) the interest rate per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time as the Agent may elect which shall in no event be longer than six months) deposits in Dollars in an amount approximately equal to the amount of such overdue payment due to the Reference Bank are offered to the Reference Bank in the London Interbank market for the applicable period determined as provided above by (ii) 1.00 MINUS the Euro-Dollar Reserve Percentage.

      (D) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the Banks by telex or cable of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

      2.7 COMMITMENT FEE; FACILITY FEE. The Borrower shall pay to the Agent for the account of each Bank (a) a commitment fee computed at the rate of 1/8 of 1% per annum on the daily average unused amount of such Bank's Commitment and
(b) a facility fee computed at the rate of 1/8 of 1% per annum on the total amount of such Bank's Commitment, regardless of usage. Such fees shall accrue from the date hereof to and including the Termination Date and shall be payable quarterly on the last day of each March, June, September and December.

      2.8 OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS. The Borrower shall have the right upon at least five Domestic Business Days' prior written notice to the Agent, to terminate or reduce the unused portion of the Commitments. Any such reduction of the Commitments shall be in the minimum amount of $1,000,000. The accrued commitment and facility fees with respect to the terminated Commitments shall be payable to the Agent for the account of the Banks on the effective date of such termination.

      2.9 MANDATORY TERMINATION OR REDUCTION OF COMMITMENTS. The Commitments shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

      2.10   OPTIONAL PREPAYMENTS.

      (A) The Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay the Base Rate Loans without premium or penalty in whole at any time or from time to time in part in amounts aggregating $1,000,000 or any multiple thereof by paying the principal amount being prepaid together with accrued interest thereon to the date of prepayment.

      (B) Except as provided in Section 4.2 hereof, the Borrower may not prepay all or any portion of the principal amount of any Fixed Rate Loan prior to the maturity thereof.

      (C)    Upon receipt of a notice of repayment pursuant to this
Section 2.10, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such repayment and such notice shall not thereafter be revocable by the Borrower.

      2.11 GENERAL PROVISIONS AS TO PAYMENTS. The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder not later than 11:00 a.m. (New York City time) on the date when due in funds immediately available in New York City to the Agent at its address set forth on the signature pages hereof or at such other address as it may hereafter designate by notice to the Borrower and the Banks for the account of (i) the Domestic Lending Office of each Bank in the case of Domestic Loans or (ii) the Euro-Dollar Lending Office of each Bank in the case of Euro-Dollar Loans. The Agent will promptly distribute to each Bank its ratable share of each such payment received for the account of each Bank. Whenever any payment of principal of, or interest on, the Domestic Loans or of any fee shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless as a result thereof it would fall in the next calendar month, in which case it shall be advanced to the next preceding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest shall be payable for such extended time.

      2.12 COMPUTATION OF INTEREST AND FEES. Interest on Loans made at the Prime Rate shall be computed on the basis of a year of 365 or 366 days, as the case may be, and paid for actual days elapsed. All other interest and fees shall be computed on the basis of a year of 360 days and paid for actual days elapsed.

      2.13 FUNDING LOSSES. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan (pursuant to Section 4 or Section 7 or otherwise) on any day other than the last day of an Interest Period applicable to such Loan, or the end of an applicable period fixed pursuant to the last paragraph of Section 2.6(C) hereof, or if the Borrower fails to borrow any Fixed Rate Loan after notice has been given to the Agent in accordance with
Section 2.3 hereof, the Borrower shall
reimburse each Bank on demand for any resulting loss or expense incurred by it including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties; PROVIDED that such Bank shall have delivered to the Borrower a certificate as to the amount of such loss, which certificate shall be conclusive in the absence of manifest error.

      2.14 EXTENSION OF COMMITMENT. Not more than 90 nor less than 60 days before the then current Termination Date, the Borrower may request in writing to the Agent that the Banks extend the Commitment by an additional period of one year. The Agent shall promptly transmit such request to the Banks. If the Banks agree to extend the Commitment as herein provided, they shall so notify the Agent in writing not less than 30 days before the Termination Date. The Agent shall promptly notify the Borrower of the decision of the Banks, whereupon the Commitment shall be extended for an additional period of one year, and the term "Termination Date" shall thereafter refer to the date that the Commitment, as so extended, will terminate. If the Commitment is not extended as provided in this Section 2.14, this Agreement will automatically terminate on the then current Termination Date without further action by the Borrower, the Agent or the Banks.

SECTION 3.   CONDITIONS OF LENDING.

      The obligation of the Banks to make each Loan hereunder is subject to the performance by the Borrower of all its obligations under this Agreement and to the satisfaction of the following further conditions:

      3.1 ALL LOANS. In the case of each Loan hereunder (except for Loans made pursuant to Section 4 hereof), including the initial Loans:

             (a) receipt by the Agent of the Notice of Borrowing as required by Section 2.3 hereof;

             (b) the fact that immediately after the making of the Loan no Default or Event of Default shall have occurred and be continuing;

             (c) the fact that the representations and warranties contained in this Agreement (except in the case of a Refunding Loan, the representation and warranty set forth in Section 5.4 hereof as to any material adverse change which has theretofore been disclosed in writing by the Borrower to the Banks) are true on and as of the date of the Loan with the same force and effect as if made on and as of such date; and

             (d) receipt by the Agent or the Banks of such other documents, evidence, materials and information with respect to the matters contemplated hereby as the Agent or the Banks may reasonably request.

Each Notice of Borrowing and borrowing by the Borrower hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such borrowing as to the facts specified in (b) and (c) above.

      3.2    INITIAL LOANS.  In the case of the initial Loans:

             (a) receipt by the Agent for the account of each Bank of a duly executed Note for such Bank;

             (b) receipt by the Agent of an opinion of George W. Andrews, Esq., Vice President, General Counsel and Secretary of the Borrower dated the date of such Loans and substantially in the form of Exhibit C hereto;

             (c) receipt by the Agent of an opinion of Towne, Dolgin, Sawyier & Horton, special counsel to the Banks, substantially in the form of Exhibit D hereto;

             (d) receipt by the Agent of certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Agreement and the Notes, and the Loans hereunder and such other corporate documents and other papers as the Agent may reasonably request;

             (e) receipt by the Agent of a certificate of a duly authorized officer of the Borrower as to the incumbency, and setting forth a specimen signature, of each of the persons (i) who has signed this Agreement on behalf of the Borrower; (ii) who will sign the Notes on behalf of the Borrower; and (iii) who will, until replaced by other persons duly authorized for that purpose, act as the representatives of the Borrower for the purpose of signing documents in connection with this Agreement and the transactions contemplated hereby; and

             (f) receipt by the Agent of a certificate of a duly authorized officer of the Borrower to the effect set forth in Section 3.1(b) and 3.1(c) hereof.

SECTION 4.   CHANGE IN CIRCUMSTANCES AFFECTING FIXED RATE LOANS.

      4.1 BASIS FOR DETERMINING INTEREST RATE INADEQUATE. If with respect to any Interest Period (i) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered to the Reference Bank in the relevant market for such Interest Period, or (ii) Banks holding Notes evidencing at least 50% in aggregate principal amount of the Fixed Rate Loans (or the Commitments, if no Fixed Rate Loans are then outstanding) advise the Agent that the London Interbank Offered Rate or the CD Base Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of maintaining or funding their Euro-Dollar Loans or CD Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower, whereupon the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Loan for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Loans shall instead by made as Base Rate Loans.

      4.2 ILLEGALITY. If, after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith so notify the other Banks and the Borrower, whereupon such Bank's obligation to make Euro-Dollar Loans shall be suspended until such Bank notifies the Agent and the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist. Before giving any notice to the Agent pursuant to this Section 4.2, such Bank will designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the sole judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Unless the Borrower notifies such Bank and the Agent to the contrary within two Euro-Dollar Business Days after receiving a notice from the Agent pursuant to this Section, the Borrower shall, concurrently with prepaying each such Euro-Dollar Loan, borrow a Base Rate Loan in an equal principal amount for an Interest Period coincident with the remaining term of the Interest Period applicable to such Euro-Dollar Loan.

      4.3 INCREASED COSTS. (A) If after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

             (l)     shall subject such Bank (or its Euro-Dollar Lending
      Office) to any tax, duty or other charge with respect to its obligation to make Fixed Rate Loans, its Fixed Rate Loans, or its Notes, or shall change the basis of taxation of payments to such Bank (or its Euro-Dollar Lending Office) of the principal of or interest on its Fixed Rate Loans or in respect of any other amounts due under this Agreement, in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans, (except for changes in the rate of tax on the overall net income of the Bank or its Euro-Dollar Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Euro-Dollar Lending Office is located); or

             (2) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Reserve Percentage), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, such Bank's Euro-Dollar Lending Office or shall impose on such Bank (or its Euro-Dollar Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its obligation to make Fixed Rate Loans, its Fixed Rate Loans or its Notes; and the result of any of the foregoing is to increase the cost to such Bank (or its Euro-Dollar Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Euro-Dollar Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within IS days after demand by such Bank (with a copy to the Agent), the Borrower agrees to pay for the account of such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction. Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 4.3 and will designate a different Domestic Lending Office or Euro-Dollar Lending Office, as the case may be, if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Bank, be otherwise disadvantageous to such Bank.

      (B) If after the date hereof, any Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Domestic Lending Office or Euro-Dollar Lending Office, as the case may be) with any request or directive regarding capital adequacy (whether or not having the force of any law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the

Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

      (C)    A certificate of any Bank claiming compensation under this Section
4.3 and setting forth the additional amount or amounts to. be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

SECTION 5.   REPRESENTATIONS AND WARRANTIES.

      The Borrower hereby represents and warrants to the Banks that:

      5.1 CORPORATE EXISTENCE AND POWER. The Borrower and each Subsidiary is a corporation duly organized and validly existing, and the Borrower and each Material Subsidiary is in good standing, under the laws of the State of its incorporation, has all power and authority to carry on its business as now being conducted and to own its properties and is duly licensed or qualified and in good standing as a foreign corporation in each other jurisdiction in which its properties are located or in which failure to qualify would materially and adversely affect the conduct of its business or the enforceability of contractual rights of the Borrower.

      5.2 CORPORATE AUTHORIZATION. The execution, delivery and performance by the Borrower of this Agreement and the Notes are within the Borrower's corporate power, have been duly authorized by all necessary corporate action and will not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower, or of any judgment, order, decree, agreement or instrument binding on the Borrower or result in the creation of any Lien upon any of its property or assets.

      5.3 BINDING EFFECT. This Agreement constitutes, and the Notes when duly executed on behalf of the Borrower and delivered in accordance with this Agreement will constitute, the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

      5.4    FINANCIAL STATEMENTS.

      (A) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at December 31, 1985 and the related consolidated statements of income and retained earnings and changes in financial position of the Borrower and its Consolidated Subsidiaries for the fiscal year then ended, certified by Price, Waterhouse & Company, certified public accountants, and set forth in the Borrower's 1985 Form 10-K a copy of which has been delivered to each of the Banks, fairly present in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries at such date and the consolidated results of operations for such fiscal year.

      (B) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at March 31, 1986 and the related consolidated statements of earnings and changes in financial position of the Borrower and its Consolidated Subsidiaries for the three months then ended, set forth in the Borrower's quarterly report for the fiscal quarter ended March 31, 1986 as filed with the Securities and Exchange Commission on Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present in accordance with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as at such date and the consolidated results of operations for such period.

      (C) No material adverse change has occurred in the financial position, results of operations or business of the Borrower and its Consolidated Subsidiaries since March 31, 1986.

      5.5 LITIGATION. There are no actions, suits or proceedings pending against or, to the knowledge of the Borrower, threatened against or affecting, the Borrower or any Subsidiary in any court or before or by any governmental department, agency or instrumentality, an adverse decision in which could materially and adversely affect the financial condition or business of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or the Notes.

      5.6 TAXES. The Borrower has filed (or has obtained extensions of the time by which it is required to file) all United States federal income tax returns and all other material tax returns required to be filed by it and has paid all taxes shown due on the returns so filed as well as all other taxes, assessments and governmental charges which have become due, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

      5.7 GOVERNMENTAL AND OTHER APPROVALS. No approval, consent or authorization of or filing or registration with any governmental authority or body is necessary for the execution, delivery or performance by the Borrower of this Agreement or the Notes or for the performance by the Borrower of any of the terms or conditions hereof or thereof, except for such approvals, consents or authorizations (copies of which have been delivered to the Banks) as have been obtained and are in full force and effect.

      5.8 COMPLIANCE WITH ERISA. Each member of the Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and has not incurred liabilities which are due and payable aggregating in excess of $5,000,000 to the PBGC or a Plan under Title IV of ERISA.

SECTION 6.   COVENANTS.

      So long as the Commitments shall be in effect or any Notes are outstanding, the Borrower agrees that:

      6.1    FINANCIAL STATEMENTS.  The Borrower will deliver to each of the
Banks:

             (a) as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such year, and consolidated statements of income and retained earnings and changes in financial position of the Borrower and its Consolidated Subsidiaries for such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Price, Waterhouse & Company or other independent certified public accountants of nationally recognized standing;

             (b) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as at the end of such quarter and the related consolidated statements of income and retained earnings and changes in financial position of the Borrower and its Consolidated Subsidiaries for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter setting forth in each case in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

             (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower
      (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 6.9 and 6.10 on the date of such financial statements and (ii) stating whether there exists on the date of such certificate any Default or Event of Default and, if any Default or Event of Default exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

             (d) simultaneously with the delivery of each set of financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements (i) to the effect that nothing has come to their attention to cause them to believe that there existed on the date of such statements any Default or Event of Default and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously therewith pursuant to clause (c) above;

             (e) forthwith upon the occurrence of any Default or Event of Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

             (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

             (g) Promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrower shall have filed with the Securities and Exchange Commission;

             (h) if and when any member of the Controlled Group (i) receives notice of complete or partial withdrawal liability or liabilities aggregating in excess of $5,000,000 under Title IV of ERISA, a copy of such notice; or (ii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $5,000,000, a copy of such notice;

             (i) if at any time the value of all "margin stock" (as defined in Regulation U) owned by the Borrower and its Consolidated Subsidiaries exceeds (or would, following application of the proceeds of an intended Loan hereunder, exceed) 25% of the value of the total assets of the Borrower and its Consolidated Subsidiaries, in each case as reasonably determined by the Borrower, prompt notice of such fact and, promptly upon the request of any Bank, a duly completed statement of purpose on Form U-l for each Bank together with such other information or documents as each Bank may be required to obtain under said Regulation U in connection with this Agreement; and

             (j) from time to time such additional information regarding the financial position or business of the Borrower as the Agent at the request of any Bank may reasonably request.

      6.2 MAINTENANCE OF EXISTENCE. Except as permitted by Section 6.12 hereof, the Borrower will, and will cause each Subsidiary to, preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and will conduct its business in a regular manner.

      6.3 MAINTENANCE OF PROPERTIES. The Borrower will, and will cause each Subsidiary to, keep all of its properties necessary, in the judgment of the Board of Directors of the Borrower, in its business in good working order and condition, ordinary wear and tear excepted, and will permit representatives of the Banks to inspect such properties, and to examine and make extracts from the books and records of the Borrower or any Subsidiary, during normal business hours.

      6.4 COMPLIANCE WITH LAWS. The Borrower will, and will cause each Subsidiary to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental body or regulatory agency having jurisdiction, a breach of which could have a material adverse effect on the consolidated financial condition or the business taken as a whole of the Borrower and its Subsidiaries, except where contested in good faith and by proper proceedings.

      6.5 NOTICE OF PROCEEDINGS. The Borrower will promptly give notice in writing to each Bank of all litigation, arbitral proceedings and regulatory proceedings affecting the Borrower or any Subsidiary or the property of the Borrower or any Subsidiary, except litigation or proceedings which, if adversely determined, could not materially and adversely affect the consolidated financial condition or the business taken as a whole of the Borrower and its Subsidiaries.

      6.6 USE OF PROCEEDS. No part of the proceeds of any Loan hereunder will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. If requested by any Bank, the Borrower will furnish to any Bank in connection with any Loan hereunder a statement in conformity with the requirements of Federal Reserve Form U-l referred to in Regulation U.

      6.7 PAYMENT OF TAXES. The Borrower will, and will cause each Subsidiary to, pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except that the Borrower or any Subsidiary will not be required hereby to pay any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which it is maintaining adequate reserves.

      6.8 INSURANCE. The Borrower will, and will cause each Subsidiary to, maintain insurance with responsible companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Borrower and its Subsidiaries operate.

      6.9 RATIO OF TOTAL DEBT TO CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not permit consolidated Debt at any time to exceed 150% of Consolidated Tangible Net Worth.

      6.10 MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not permit Consolidated Tangible Net Worth at any time to be less than the greater of (i) $133,000,000 or (ii) 80% of Consolidated Tangible Net Worth as at the end of the most recently completed fiscal year of the Borrower.

      6.11 NEGATIVE PLEDGE. Neither the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien securing Debt on any asset now owned or hereafter acquired by it, except for:

             (a) Liens existing on the date hereof securing Debt outstanding on the date hereof;

             (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

             (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, PROVIDED that such Lien attaches to such asset concurrently with or within 90 days after the acquisition thereof;

             (d) any Lien on any asset of any corporation existing at the time such corporation is merged into or consolidated with the Borrower or a Subsidiary and not created in contemplation of such event;

             (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

             (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, PROVIDED that such Debt is not increased and is not secured by any additional assets;

             (g) any Lien arising pursuant to any order of attachment, distraint or similar legal process arising in connection with court proceedings so long as the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings; and

             (h) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in aggregate principal amount not to exceed 4% of the consolidated assets of the Borrower and the Consolidated Subsidiaries at any time outstanding.

      6.12   CONSOLIDATIONS, MERGERS AND SALES OF ASSETS.  The Borrower will not
(i) consolidate or merge with or into any other Person unless the Borrower shall be the surviving corporation or (ii) sell, lease or otherwise transfer (whether in one transaction or in a series of transactions) all or any substantial part of its assets to any other Person. The Borrower will not permit any Subsidiary to consolidate with, merge with or into or sell, lease or otherwise transfer (whether in one transaction or in a series of transactions) all or any substantial part of its assets to any Person other than the Borrower or a Wholly-Owned Consolidated Subsidiary.

      For purposes of this Section 6.12, "substantial part" means l5% or more of the consolidated assets of the Borrower and the Consolidated Subsidiaries.

SECTION 7.   EVENTS OF DEFAULT.

      If any one or more of the following events ("Events of Default") shall have occurred and be continuing:

             (a) the Borrower shall fail to pay any principal of any Note when due; or

             (b) the Borrower shall fail to pay any interest on any Note, any commitment fee or facility fee or any other amount due hereunder or under the Notes when due and such failure shall continue for five consecutive days; or

             (c) the Borrower shall fail to perform or observe any of the covenants contained in Section 6.1(e) or Sections 6.9 to 6.12 (inclusive) hereof; or

             (d) any representation and warranty made by the Borrower herein or in any instrument or document delivered pursuant hereto shall prove to be incorrect or misleading in any material respect upon the date when made; or

             (e) the Borrower shall fail to perform any term, covenant or agreement contained herein (other than those specified in clauses (a), (b) or (c) above) for 30 days after written notice thereof has been given to the Borrower by the Agent at the request of any Bank; or

             (f) the Borrower or any Subsidiary shall (i) fail to pay any Debt (other than the Notes) when due or interest thereon and such failure shall continue for more than any applicable period of grace with respect thereto, or (ii) fail to observe or perform any term, covenant or agreement contained in any agreement or instrument (other than this Agreement or the Notes) by which it is bound evidencing or securing or relating to any Debt, if the effect thereof is to permit (or, with the giving of notice or lapse of time or both, would permit) the holder or holders thereof or of any obligations issued thereunder or a trustee or trustees acting on behalf of such holder or holders to cause acceleration of the maturity thereof or of any such obligation; PROVIDED, that the aggregate amount of Debt with respect to which any such event or condition shall have occurred shall equal or exceed $1,000,000; or

             (g) the Borrower or any Material Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay is debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

             (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Material Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Material Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

             (i) the Borrower or any other member of the Controlled Group shall fail to pay when due any amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $5,000,000 shall be filed under Title IV of ERISA by any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $5,000,000 or a proceeding shall be instituted by a fiduciary of any Plan against any member of the Controlled Group to enforce Section 515 of ERISA with respect to any amount or amounts aggregating in excess of $5,000,000 and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Plan or Plans having aggregated Unfunded Vested Liabilities in excess of $5,000,000 must be terminated; or

             (j) judgments or orders for the payment of money in excess of $1,000,000 in the aggregate shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall continue unsatisfied and unstayed for a period of 30 days;

      then, and in every such event, (l) in the case of any of the Events of Default specified in paragraphs (g) or (h) above, the Commitments shall thereupon automatically be terminated and the principal of and accrued interest on the Notes shall automatically become due and payable without presentment, demand, protest or other notice or formality of any kind, all of which are hereby expressly waived and (2) in the case of any other Event of Default specified above, the Agent shall, if requested by the Required Banks, by notice in writing to the Borrower, terminate the Commitments hereunder, if still in existence, and they shall thereupon be terminated, and the Agent shall, if requested by the Required Banks, by notice in writing to the Borrower, declare the Notes and all other sums payable under this Agreement to be, and the same shall thereupon forthwith become, due and payable without presentment, demand, protest or other notice or formality of any kind, all of which are hereby expressly waived.

SECTION 8.   THE AGENT.

      8.1 APPOINTMENT AND AUTHORIZATION. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

      8.2 AGENT AND AFFILIATES. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New

York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or Affiliate of the Borrower as if it were not the Agent hereunder.

      8.3 ACTION BY AGENT. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Section 7 hereof.

      8.4 CONSULTATION WITH EXPERTS. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

      8.5 LIABILITY OF AGENT. Neither the Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (a) any statement, warranty or representation made in connection with this Agreement or any Borrowing hereunder; (b) the performance or observance of any of the covenants or agreements of the Borrower; (c) the satisfaction of any condition specified in Section 3, except receipt of items required to be delivered to the Agent; or (d) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties. As to any matters not expressly provided for by this Agreement, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

      8.6 INDEMNIFICATION. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with this Agreement or any action taken or omitted by the Agent hereunder.

      8.7 FAILURE TO ACT. Except for action expressly required of the Agent hereunder the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

      8.8 RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Agent may be removed at any time with or without cause by the

Required Banks with the prior written consent of the Borrower. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Bank's removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which has an office in New York, New York. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 8 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

      8.9 CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

SECTION 9.   MISCELLANEOUS.

      9.1 NOTICES. Unless otherwise specified herein all notices, requests, demands or other communications to or from the parties hereto shall be deemed to have been duly given and made when sent by United States mail, certified, return receipt requested or by telegram, and, in the case of a telex, when a telex is sent and the appropriate answer back received, provided that notices to the Agent pursuant to Sections 2.3 and 2.10 hereof which are given otherwise than by telex shall not be effective until received by the Agent. Any such notice, request, demand or communication shall be delivered or addressed as follows:

             (a) if to any party hereto, to it at its address or telex number set forth on the signature pages hereof; and

             (b) if to any holder of a Note, other than a Bank, to it at the address or telex number of the original payee thereof or at the address or telex number of any subsequent holder if notice of the transfer of such Note and the name and the address or telex number of such subsequent holder shall have been given to the Agent and the Borrower;

      or at such other address or telex number as any party hereto or any subsequent holder may designate by written notice to the Agent and the Borrower.

      9.2    AMENDMENTS AND WAIVERS; CUMULATIVE REMEDIES.

             (a) None of the terms of this Agreement may be waived, altered or amended except by an instrument in writing duly executed by the Borrower and the Required Banks

      (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase the Commitment of any Bank or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on the Notes or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on the Notes or any fees hereunder or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the holders of Notes or the Banks or any of them to take any action hereunder.

             (b) No failure or delay on the part of the Agent, any Bank, or the holder of any Note in exercising any right, power or privilege under this Agreement or the Notes shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or the Notes preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in and contemplated by this Agreement and the Notes are cumulative and not exclusive of any rights or remedies provided by law.

      9.3 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns, except that the Borrower may not assign its rights and obligations hereunder without the prior written consent of the Banks.

      Each Bank may at any time sell, assign, transfer, grant participations in, or otherwise dispose of all or any portion of its Loans or Notes or of its right, title and interest therein or thereto or in or to this Agreement (collectively, "Participations") to any other lending office or to any other Person ("Participants"). Without in any way limiting the rights of the Participants hereunder, the Borrower agrees that the Participants shall in any event be entitled to the benefits of Section 2.13, 4 or 9.5 hereof to the extent of their respective Participations as if the Participant were a Bank. The Borrower agrees that any Participant may exercise any and all rights of banker's lien, set-off and counterclaim with respect to its Participation as fully as if such Participant were the holder of a Loan in the amount of its Participation.

      9.4 EXPENSES; DOCUMENTARY TAXES. The Borrower shall pay all out-of-pocket expenses of the Agent (including fees and disbursements of special counsel for the Banks) in connection with the preparation and administration of this Agreement, the Notes and any waiver or amendment of any provision hereof or thereof and, if there is an Event of Default, all out-of-pocket expenses incurred by the Agent or any Bank (including fees and disbursements of counsel and time charges of attorneys who may be employees of the Agent or such Bank) in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. The Borrower agrees to indemnify the Banks from and hold them harmless against any documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

      9.5 SHARING OF SET-OFFS. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to Notes held by Banks shall be shared by the Banks pro rata; PROVIDED that nothing in this Section 9.5 shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than the indebtedness evidenced by the Notes. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Section would apply, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section to share in the benefits of any recovery on such secured claim.

      9.6 COLLATERAL. Each of the Banks represents that it in good faith is not relying on any "margin stock" (as defined in Regulation U of the Board of Governors of the Federal Reserve System) as collateral in the extension or maintenance of the credit provided for in this Agreement.

      9.7 COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

      9.8 HEADINGS; TABLE OF CONTENTS. The section and subsection headings used herein and the Table of Contents have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

      9.9 GOVERNING LAW. This Agreement and the Notes shall be construed in accordance with and governed by the law of the State of New York.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    BEMIS COMPANY, INC.




                                    By: _____________________
                                        Title:

                                    222 South 9th Street
                                    Suite 2300
                                    Minneapolis, Minnesota 55402-4099
                                    Attention:  Treasurer or Assistant Treasurer
                                    Telex:

                                    MORGAN GUARANTY TRUST COMPANY OF NEW
                                    YORK, as Agent



                                    By:__________________________
                                         Title:  Vice President

                                    60 Wall Street
                                    New York, New York 10260-0060
                                    Attention: _________________
                                    Telex: 177615 MGT UT

$16,666,666.67                      NORWEST BANK MINNESOTA, NA.



                                    By:  ____________________________
                                           Title: Vice President

                                    Domestic and Euro-Dollar Lending Office:
                                    6th and Marquette
                                    Minneapolis, Minnesota 55479-0085
                                    Attention: Molly S. Van Metre
                                    Vice President
                                    Telex 290734

$16,666,666.67                      FIRST BANK NATIONAL ASSOCIATION



                                    By: _________________________
                                          Title: Vice President


                                    Domestic and Euro-Dollar
                                    Lending Office:
                                    First Bank Place
                                    Minneapolis, Minnesota 55480
                                    Telex: 290441

COMMITMENTS
- -----------

$33,333,333.33                      MORGAN GUARANTY TRUST COMPANY





                                    By: _________________________
                                        Vice President

                                    Domestic Lending Office:
                                    60 Wall Street
                                    Attention:  Loan Department
                                    New York, New York 10260-0060
                                    Telex: 177615 MGT UT

$16,666,666.67                      BANQUE NATIONALE DE PARIS




                                    By:  _______________________
                                    Title: Executive Vice President
                                    and General Manager

                                    DOMESTIC LENDING OFFICE:

                                    200 North LaSalle Street, Suite 2400
                                    Chicago, Illinois 60601
                                    Attention: Kevin McFadden
                                    (312) 977-2200
                                    Fax: (312) 977-1380
                                    Telex: 253187

                                    EURO-DOLLAR LENDING OFFICE:

                                    BNP GEORGETOWN
                                    c/o BANQUE NATIONALE DE PARIS
                                    200 N. LaSalle Street, Suite 2400
                                    Chicago, Illinois 60601
                                    (312) 977-2200
                                    fax: (312) 977-1380

$16,666,666.66                      ROYAL BANK OF CANADA




                                    By: _____________________
                                        Title:  Manager

                                    DOMESTIC LENDING OFFICE:
                                    Royal Bank of Canada
                                    ABN #026004093, Credit Acct. #9902693
                                    Attn:  Loans Administration regarding Bemis

                                    EURO-DOLLAR LENDING OFFICE:
                                    Same as above.

                                                                       EXHIBIT A

                                      NOTE


U.S. $________                                                ____________, 1991
                                                              New York, New York



      FOR VALUE RECEIVED, BEMIS COMPANY, INC. a Missouri corporation (the "Borrower"), hereby unconditionally promises to pay to the order of __________________ (the "Bank") for the account of (i) in the case of Domestic Loans, its Domestic Lending office and (ii) in the case of Euro-Dollar Loans, its Euro-Dollar Lending office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement.

      All such payments of principal and interest shall be made in lawful money of the United States of America in Federal or other immediately available funds at the office of the Bank located at 60 Wall Street, New York, New York 10260-0060.

      All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto and made a part hereof, PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

      This note is one of the Notes referred to in the Credit Agreement originally dated as of August 1, 1986 and amended and restated as of August 1, 1991, among the Borrower, the Banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                    BEMIS COMPANY, INC.

                                    By:  ___________________________
                                         Name:
                                         Title:

                                 AMENDMENT NO. 1
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


        Amendment, dated as of May 1, 1992 to the Amended and Restated Credit Agreement originally dated as of August 1, 1986, Amended and Restated as of August 1, 1991 (the "Agreement") among Bemis Company, Inc. (the "Borrower"), the Banks listed there in (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent").

        The parties hereto desire to amend the Agreement subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

        1. DEFINITIONS. Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

        2. AMENDMENTS. Section 2.14 of the Agreement is amended to read in its entirety as follows:

               "2.14 EXTENSION OF COMMITMENT. On or before August 1, 1992, and on or before each August 1 in each year thereafter, the Borrower may, by written request to the Agent, to be delivered to each Bank, request that the Commitment be extended for one year, provided, however, that no request by the Borrower to extend the Commitment will be considered if the Commitment was not extended for the previous year. If all Banks have agreed to extend within 45 days of receipt by the Agent of such request for extension, the commitment will be extended for an additional period of one year from the then current Termination Date, and the term 'Termination Date' shall thereafter refer to the date that the Commitment, as so extended, shall terminate. If the Commitment is not extended as provided in this Section 2.14, this Agreement will automatically terminate on the then current Termination Date without further action by the Borrower, the Agent or the Banks."

        3. REPRESENTATIONS. The Borrower hereby confirms and repeats each of the representations and warranties set forth in the Agreement on and as of the date of this Amendment as if made on and as of such date and as if each reference therein to the Agreement referred to the Agreement as modified hereby, and represents and warrants that no Event of Default or other event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default has occurred and is continuing.

        4. AGREEMENT AS AMENDED. except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

        5. GOVERNING LAW. This Amendment, and the Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of New York.

        6. SEVERABILITY. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        7. COUNTERPARTS; EFFECTIVE DATE. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. This Amendment shall become effective as of the date first above written upon receipt by the Agent of counterparts hereof executed by each of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                    BEMIS COMPANY, INC.

                                    By:  ____________________________________
                                         Title:  Vice President and Treasurer

                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Agent


                                    By: ___________________
                                        Title:


                                    NORWEST BANK MINNESOTA, N.A.



                                    By: _______________________
                                        Title:

                                    FIRST BANK NATIONAL ASSOCIATION


                                    By: ________________________
                                        Title:  Vice President



                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK



                                    By:________________________
                                       Title:  Vice President


                                    BANQUE NATIONALE DE PARIS



                                    By: _________________________
                                        Title:


                                    ROYAL BANK OF CANADA



                                    By: _________________________
                                        Title:

                                 AMENDMENT NO. 2
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


      Second Amendment, dated as of December l, 1992, to the Amended and Restated Credit Agreement originally dated as of August 1, 1986, Amended and Restated as of August 1, 1991, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement dated as of May 1, 1992 (the "Agreement"), among Bemis Company, Inc., the Banks listed therein, and Morgan Guaranty Trust Company of New York, as Agent.

      The parties hereto desire to amend the Agreement subject to the terms and conditions of this Amendment, as hereinafter provided. Accordingly, the parties hereto agree as follows:

      1. DEFINITION. Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

      2. AMENDMENT TO SECTION 2. Section 2.3(A) is hereby deleted in its entirety and the following is inserted in lieu thereof:

      (A) With respect to each Loan made pursuant to Section 2.1 hereof, the Borrower shall give the Agent notice (a "Notice of Borrowing") on the same date of each Base Rate Loan, at least one Domestic Business Day before borrowing a CD Loan, or at least three Euro-Dollar Business Days before borrowing a Euro-Dollar Loan, specifying:

             (i) the date of such Loan, which shall be a Domestic Business Day in the case of a Domestic Loan and a Euro-Dollar Business Day in the case of a Euro-Dollar Loan;

             (ii)  the principal amount of such Loan;

             (iii) whether the Loan is to be a Base Rate Loan, a CD Loan or a Euro-Dollar Loan; and

             (iv) in the case of a Fixed Rate Loan, the duration of the Interest Period applicable thereto, subject to the definition of Interest Period.

      3. REPRESENTATIONS. The Borrower hereby confirms and repeats the representations and warranties contained in Section 5 of the Agreement, and for such purpose references therein to the Agreement shall be deemed to be references to the Agreement as amended hereby.

      4. THE AGREEMENT AS AMENDED. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof, and any reference at any time hereafter to the Agreement shall be deemed to be a reference to the Agreement as amended hereby.

      5. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

      6. SEVERABILITY. In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      7. COUNTERPARTS; EFFECTIVE DATE. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument. This Amendment shall become effective upon receipt by the Agent of counterparts hereof executed by the Required Banks.


      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written:


                                    BEMIS COMPANY, INC.



                                    By:  _______________________
                                         Name:
                                         Title:


                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, AS AGENT


                                    By:  ________________________
                                         Name:
                                         Title:


                                    NORWEST BANK MINNESOTA, N.A.



                                    By:  ________________________
                                         Name:
                                         Title:

                                    FIRST BANK NATIONAL ASSOCIATION



                                    By: _______________________
                                        Name:
                                        Title:



                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK



                                    By: _______________________
                                        Name:
                                        Title:



                                    BANQUE NATIONAL DE PARIS




                                    By: ______________________
                                        Name:
                                        Title:



                                    ROYAL BANK OF CANADA



                                    By:  ________________________
                                         Name:
                                         Title:

                                 AMENDMENT NO. 3
                    TO AMENDED AND RESTATED CREDIT AGREEMENT



      Amendment No. 3, dated as of January 22, 1993, to the Amended and Restated Credit Agreement originally dated as of August 1, 1986, Amended and Restated as of August l, 1991, as amended by Amendment No. l to the Amended and Restated Credit Agreement, dated as of May 1, 1992, and by the Second Amendment to the Amended and Restated Credit Agreement, dated as of December 1, 1992 (as so amended, the "Agreement"), among Bemis Company, Inc. (the "Borrower"), the
Banks listed therein (the "Banks") and Morgan Guaranty Trust Company of
New York, as Agent (the "Agent").

      The parties hereto desire to amend the Agreement, subject to the terms and conditions of this Amendment No. 3, as hereinafter provided. Accordingly, the parties hereto agree as follows:

      l. DEFINITIONS. Except as otherwise defined therein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

      2.     AMENDED COMMITMENTS; ADDITION OF BANK.

             (a) The Agreement is hereby amended to amend the Commitment of each Bank to the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.8 of the Agreement.

             (b) Effective the date hereof, J.P. Morgan Delaware, a signatory hereto, shall become a "Bank" under the Agreement, with all the rights and obligations of a "Bank" as set forth in the Agreement. The Commitment of J.P. Morgan Delaware shall be the amount set forth opposite its name on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.8 of the Agreement.

      3. Each Bank (other than J.P. Morgan Delaware) hereby agrees to deliver to the Borrower its Note marked "Canceled". The Borrower hereby agrees to execute and deliver to each Bank a note, substantially in the form of Exhibit A hereto (the "Amended Note"), reflecting such Bank's Commitment as adjusted hereby. All references to "Note" in the Agreement shall be deemed to be references to the Amended Note.

      4. REPRESENTATIONS. The Borrower hereby confirms and repeats each of the representations and warranties set forth in the Agreement on and as of the date of this Amendment No. 3 as if made on and as of such date and as if each reference therein to the Agreement referred to the Agreement as modified hereby. The Borrower represents and warrants that no Event of Default or other event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, has occurred and is continuing.

      5. CONDITIONS PRECEDENT. This Amendment No. 3 shall become effective as of the date upon which the following conditions precedent shall be satisfied:

             (a) The Agent shall have received counterparts hereof duly executed by each Bank and the Borrower.

             (b) The Agent shall have received for the account of each Bank an Amended Note duly executed by the Borrower.

             (c) The Agent shall have received an opinion of counsel to the Borrower in form and substance satisfactory to the Agent.

             (d) The Agent shall have received certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 3 and each Amended Note.

      6. AGREEMENT AS AMENDED. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

      7. GOVERNING LAW. This Amendment No. 3, and the Agreement as amended hereby, shall be governed by and construed in accordance with the law of the State of New York.

      8. SEVERABILITY. In case any one or more of the provisions contained in this Amendment No. 3 should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      9. COUNTERPARTS. This Amendment No. 3 may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their duly authorized officers as of the day and year first 'above written.

                                    BEMIS COMPANY, INC.



                                    By:  _______________________
                                         Title:

COMMITMENTS
- -----------

$23,333,333.34                      NORWEST BANK MINNESOTA, N.A.



                                    By: _______________________________
                                        Title:

$23,333,333.34                      FIRST BANK NATIONAL ASSOCIATION



                                    By:________________________
                                       Title:

$16,666,666.67                      MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK



                                    By: _______________________
                                        Title:


$23,333,333.34                      BANQUE NATIONAL DE PARIS



                                    By: _______________________
                                        Title:

$23,333,333.34                      ROYAL BANK OF CANADA



                                    By: ___________________________
                                        Title:


$30.000.000.00                      J.P. MORGAN DELAWARE
- --------------


                                    By: _______________________
                                        Title:


$140,000,000.00                     TOTAL

                                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Agent


                                    By: _________________________
                                        Title:

                                    60 Wall Street
                                    New York, New York 10260-0060
                                    Attention:  Michele D. Sledge
                                    Telex: 177615 MGT UT
                                        or 620106 HGT UW
                                    Telecopy: (212)648-5022

                                  AMENDMENT #4

                                 AMENDMENT NO. 4
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


      Amendment No. 4, dated as of March 15, 1994, to the Amended and Restated Credit Agreement originally dated as of August 1, 1986, Amended and Restated as of August 1, 1991, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of May 1, 1992, by the Second Amendment to the Amended and Restated Credit Agreement, dated as of December 1, 1992, and by Amendment No. 3 to Amended and Restated Credit Agreement, dated as of January 22, 1993 (as so amended and restated, the "Agreement") among Bemis Company, Inc. (the "Borrower"), the Banks listed therein (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent").

      The parties hereto desire to amend the Agreement, subject to the terms and conditions of this Amendment No. 4, as hereinafter provided. Accordingly, the parties hereto agree as follows:

      1. DEFINITIONS. Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

      2. AMENDED COMMITMENTS. The Agreement is hereby amended to amend the Commitment of each Bank to the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.8 of the Agreement.

      3. NOTES. Each Bank hereby agrees to deliver to the Borrower its Note marked "Canceled". The Borrower hereby agrees to execute and deliver to the Agent for the account of each Bank a note, substantially in the form of Exhibit A hereto (the "Amended Note"), reflecting such Bank's Commitment as amended hereby. All references to "Note" in the Agreement shall be deemed to be references to the Amended Note.

      4. REPRESENTATIONS. The Borrower hereby confirms and repeats each of the representations and warranties set forth in the Agreement on and as of the date of this Amendment No. 4 as if made on and of such date and as if each reference therein to the Agreement referred to the Agreement as amended hereby. The Borrower represents and warrants that no Event of Default or other event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, has occurred and is continuing.

      5. CONDITIONS PRECEDENT. This Amendment No. 4 shall become effective as of the date upon which the following conditions precedent shall be satisfied:

             (a) The Agent shall have received counterparts hereof duly executed by each Bank and the Borrower;

             (b) The Agent shall have received for the account of each Bank an Amended Note, duly executed by the Borrower;

             (c) The Agent shall have received an opinion of Scott W. Johnson, Esq., General Counsel of the Borrower, substantially in form of Exhibit B hereto; and

             (d) The Agent shall have received copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 4 and each Amended Note and the performance of the Agreement.

      6. AGREEMENT AS AMENDED. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

      7. GOVERNING LAW. This Amendment No. 4, and the Agreement as amended hereby, shall be governed by and construed in accordance with the law of the State of New York.

      8. SEVERABILITY. In case any one or more of the provisions contained in this Amendment No. 4 should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      9. COUNTERPARTS. This Amendment No. 4 may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed by their duly authorized officers as of the day and year first above written.

                                    BEMIS COMPANY, INC.



                                    By: _______________________
                                        Title:



COMMITMENTS
- -----------

$26,666,666.67                      NORWEST BANK MINNESOTA, N.A.



                                    By: _______________________
                                        Title:


$26,666,666.67                      FIRST BANK NATIONAL ASSOCIATION



                                    By: __________________________
                                        Title:


$19,333,333.32                      MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK



                                    By: __________________________
                                        Title:


$34,000,000.00                      J.P. MORGAN DELAWARE


                                    By: ____________________________
                                        Title:

$26,666,666.67                      BANQUE NATIONAL DE PARIS



                                    By: __________________________
                                        Title:


$26,666,666.67                      ROYAL BANK OF CANADA



                                    By: __________________________
                                        Title:


TOTAL COMMITMENTS
- -----------------

$160,000,000.00                    MORGAN GUARANTY TRUST COMPANY
                                       OF NEW YORK, as Agent



                                    By: ________________________
                                        Title:

                                    EXHIBIT A

                                      NOTE


U.S. $  ________________________                              New York, New York
                                                                  March __, 1994



               FOR VALUE RECEIVED, BEMIS COMPANY, INC., a Missouri corporation (the "Borrower"), promises to pay to the order of _______________________________________ (the "Bank") for the account of (i) in the case of Domestic Loans, its Domestic Lending Office and (ii) in the case of Euro-Dollar Loans, its Euro-Dollar Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in said Credit Agreement.

        All such payments of principal and interest shall be made in lawful money of the United States, in Federal or other immediately available funds, at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

        All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

        This note is one of the Notes referred to in the Credit Agreement originally dated as of August 1, 1986, Amended and Restated as of August 1, 1991, as amended by Amendment No. l to Amended and Restated Credit Agreement, dated as of May 1, 1992, by the Second Amendment to the Amended and Restated Credit Agreement, dated as of December 1, 1992, by Amendment No. 3 to Amended and Restated Credit Agreement, dated as of January 22, 1993 and by Amendment No. 4 to Amended and Restated Credit Agreement, dated as of March 15, 1994 among the Borrower, the Banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                               BEMIS COMPANY, INC.



                               By: _______________________
                                   Title:

                         LOANS AND PAYMENTS OF PRINCIPAL
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
                                    AMOUNT OF
          AMOUNT OF    TYPE OF      PRINCIPAL        MATURITY         NOTATION
DATE        LOAN        LOAN         REPAID            DATE           MADE BY
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    EXHIBIT B


                        [BEMIS COMPANY, INC. LETTERHEAD]




March __, 1994



To the Banks and the Agent
   Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Agent
60 Wall Street
New York, New York 10260-0060

Dear Sirs:

        I am General Counsel of Bemis Company, Inc. (the "Borrower") and, as such, have acted for the Borrower in connection with the (i) Amended and Restated Credit Agreement dated as of August 1, 1991 (as amended, the "Amended and Restated Credit Agreement"), as amended by Amendment No. 1 to Amended and Restated Credit Agreement, dated as of May 1, 1992, by the Second Amendment to the Amended and Restated Credit Agreement, dated as of December 1, 1992, by Amendment No. 3 to Amended and Restated Credit Agreement, dated as of January 22, 1993, and by Amendment No. 4 to Amended and Restated Credit Agreement (the "Amendment"), dated as of March 15, 1994 among Bemis Company, Inc. (the "Borrower"), the Banks listed therein (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent"), and (ii) Amended Notes from the Borrower to the Banks. Terms defined in the Credit Agreement are used herein as therein defined.

        I have examined originals or copies, certified or otherwise identified to my satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

        Upon the basis of the foregoing, I am of the opinion that:

        1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Missouri, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

        2. The execution, delivery and performance by the Borrower of the Amendment and each Amended Note and the performance by the Borrower of the Amended and Restated Credit Agreement are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and will not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower, or of any agreement, judgment, order, decree or instrument binding upon the Borrower or result in the creation of any Lien upon any of its property or assets.

        3. The Amendment constitutes a valid and binding agreement of the Borrower, the Amended and Restated Credit Agreement constitutes a valid and binding agreement of the Borrower and each Amended Note constitutes a valid and binding obligation of the Borrower.

Very truly yours,



BEMIS COMPANY, INC.





Scott W. Johnson
Senior Vice President,
General Counsel & Secretary

                                                                [EXECUTION COPY]

                                 AMENDMENT NO. 5
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


     Amendment No. 5, dated June 1, 1994, to the Amended and Restated Credit Agreement originally dated as of August 1, 1986, Amended and Restated as of August 1, 1991, as amended by Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of May 1, 1992, by the Second Amendment to the Amended and Restated Credit Agreement, dated as of December 1, 1992, by Amendment No. 3 to Amended and Restated Credit Agreement, dated as of January 22, 1993, and by Amendment No. 4 to Amended and Restated Credit Agreement, dated as of March 15, 1994 (as so amended and restated, the "Agreement") among Bemis Company, Inc. (the "Borrower"), the Banks listed therein (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent").

     The parties hereto desire to amend the Agreement, subject to the terms and conditions of this Amendment No. 5, as hereinafter provided. Accordingly, the parties hereto agree as follows:

       1. DEFINITIONS. Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

       2.    DEFINITION OF "TERMINATION DATE".

             (a)  The definition of the term "Termination Date" contained in
       Section 1.1 of the Agreement is hereby amended by deleting the reference therein to "August 1, 1998" and inserting in lieu thereof a reference to "August 1, 1999".

             (b) The following defined terms shall be inserted in Section 1.1 of the Agreement in alphabetical order:

                  "Relevant Debt" means any unsecured long-term Debt of the
             Borrower that does not have the benefit of credit enhancement from any third Person and includes $8,000,000 City of Crossett, Arkansas Industrial Development Revenue Bonds, Bemis Company, Inc., Project 1989.

                  "S&P" means Standard & Poor's Corporation, and
             its successors.

       3.    AMENDMENT OF SECTION 2.6 OF THE AGREEMENT.

               (a) The third paragraph contained under Section 2.6(B) of the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                      "The 'CD Margin' means a rate per annum equal to .30 of 1%
               if the Borrower's Relevant Debt is rated at least AA- by S&P or .375 of 1% if the Borrower's Relevant Debt is rated at least A-by S&P's but is not rated at least AA- by S&P's or .50 of 1% if the Borrower's Relevant Debt is rated BBB+ (or lower) by S&P or is not rated by S&P's."

               (b) The fifth paragraph contained under Section 2.6(c) of the Agreement is hereby amended by deleting it in its entirety and inserting the following in lieu thereof:

                      "The 'Euro-Dollar Margin' means a rate per annum equal to
               .175 of 1% per annum if the Borrower's Relevant Debt is rated at least AA- by S&P or .25 of 1% if the Borrower's Relevant Debt is rated at least A- by S&P's but is not rated at least AA- by S&P's or .375 of 1% if the Borrower's Relevant Debt is rated BBB+ (or lower) by S&P or is not rated by S&P's."

       4.  AMENDMENT OF SECTION 2.7 OF THE AGREEMENT. The first sentence of
Section 2.7 of the Agreement is hereby amended by deleting the same in its entirety and inserting the following in lieu thereof:

          "The Borrower shall pay to the Agent for the account of each Bank a facility fee computed at a rate per annum equal to .10 of 1% if the Borrower's Relevant Debt is rated at least AA- by S&P or .125 of 1% if the Borrower's Relevant Debt is rated at least A- by S&P and is not rated at least AA- by S&P or .175 of 1% if the Borrower's Relevant Debt is rated at least BBB by S&P and is not rated at least A- by S&P or .25 of 1% if the Borrower's Relevant Debt is rated BBB- or lower by S&P's or is not rated by S&P's in each case on the total amount of such Bank's Commitment, regardless of the usage, PROVIDED that the provisions of this Section 2.7 (as in effect prior to the effective date of Amendment No. 5, dated June 1, 1994, hereto) shall apply to but excluding such effective date."

       5. ASSIGNMENT. J.P. Morgan Delaware hereby assigns and sells to Morgan Guaranty Trust Company of New York all of the rights of J.P. Morgan Delaware under the Agreement as amended hereby, and Morgan Guaranty Trust Company of New York hereby accepts such assignment from J.P. Morgan Delaware and assumes all the obligations of J.P. Morgan Delaware under the Agreement as amended hereby. On the effective date of this Amendment No. 5 and upon payment of the amount (if any) to be paid on such date by Morgan Guaranty Trust Company of New York to J.P. Morgan Delaware (i) Morgan Guaranty Trust Company of New York shall succeed to the rights of J.P. Morgan Delaware under the Agreement as amended hereby and shall assume the obligations of J.P. Morgan Delaware under the Agreement as amended hereby and shall have a Commitment in an aggregate amount equal to $53,333,333.32 and (ii) the Commitment of J.P. Morgan Delaware under this Agreement as amended hereby shall be reduced to 0 and J.P. Morgan Delaware shall be released from its obligations under the Agreement as amended hereby. The assignment provided for in this Section 5 shall be without recourse to J.P. Morgan Delaware.

       6. REPRESENTATIONS. The Borrower hereby confirms and repeats each of the representations and warranties set forth in the Agreement on and as of the date of this Amendment No. 5 as if made on and of such date and as if each reference therein to the Agreement referred to the Agreement as amended hereby. The Borrower represents and warrants that no Event of Default or other event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default, has occurred and is continuing.

       7. CONDITIONS PRECEDENT. This Amendment No. 5 shall become effective as of the date hereof; PROVIDED that the following conditions precedent shall then be satisfied:

             (a) The Agent shall have received counterparts hereof duly executed by each Bank and the Borrower;

             (b) The Agent shall have received an opinion of Scott W. Johnson, Esq., General Counsel of the Borrower, substantially in form of Exhibit A hereto;

             (c) Morgan Guaranty Trust Company of New York shall have received for its account a copy of a new Note, substantially in the form of Exhibit B hereto (the "Amended Note"), reflecting its Commitment as amended hereby, and each of Morgan Guaranty Trust Company of New York and J.P. Morgan Delaware shall have delivered to the Borrower its existing Note marked "Canceled"; and

             (d) The Agent shall have received copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 5 and the performance of the Agreement as amended hereby.

       8. AGREEMENT AS AMENDED. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

       9. GOVERNING LAW. This Amendment No. 5, and the Agreement as amended hereby, shall be governed by and construed in accordance with the law of the State of New York.

       10. SEVERABILITY. In case any one or more of the provisions contained in this Amendment No. 5 should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

       11. COUNTERPARTS. This Amendment No. 5 may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their duly authorized officers as of the day and year first above written.

                              BEMIS COMPANY, INC.



                              By: ___________________________
                                  Title:

                              NORWEST BANK MINNESOTA, N.A.



                              By: _______________________
                                  Title:

                              FIRST BANK NATIONAL ASSOCIATION



                              By: _________________________
                                  Title:

                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK



                              By: ___________________________
                                  Title:

                              J.P. MORGAN DELAWARE



                              By: ___________________________
                                  Title:

                         BANQUE NATIONALE DE PARIS



                         By: ____________________________
                             Title:

                              ROYAL BANK OF CANADA



                         By: ____________________________
                             Title:

                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK, as Agent



                         By: ____________________________
                             Title:

                                 AMENDMENT NO. 6
                               TO CREDIT AGREEMENT

       Amendment No. 6, dated as of February 1, 1995 to the Amended and Restated Credit Agreement originally dated as of August 1, 1986, Amended and Restated as of August 1, 1991 (as the same may be amended from time to time, the "Agreement"), among Bemis Company, Inc. (the "Borrower"), the Banks listed therein (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent").

       The parties hereto desire to amend the Agreement to increase the amount of the aggregate Commitment and the individual Commitments of the Banks subject to the terms and conditions of this Amendment No. 6, as hereinafter provided. Accordingly, the parties hereto agree as follows:

       1. DEFINITIONS. Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Agreement.

       2.    AMENDED COMMITMENT OF FACILITY.

             (a) The amount of the Commitment set forth on the cover page of the Agreement is hereby increased from "$160,000,000" to "$200,000,000".

             (b) The Commitment of each Bank is hereby amended to the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.8 of the Agreement.

       3. NOTE. Each Bank hereby agrees to deliver to the Borrower its Note marked "Cancelled". The Borrower hereby agrees to execute and deliver to each Bank a note, substantially in the form of Exhibit A hereto (the "Amended Note"), reflecting such Bank's Commitment as adjusted hereby. All references to "Note" in the Agreement shall be deemed to be references to the Amended Note.

       4. REPRESENTATIONS. The Borrower hereby confirms and repeats each of the representations and warranties set forth in the Agreement on and as of the date of this Amendment No. 6 as if made on and as of such date and as if each reference therein to the Agreement referred to the Agreement as modified hereby, and represents and warrants that no Event of Default or other event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default has occurred and is continuing.

       5. CONDITIONS PRECEDENT. This Amendment No. 6 shall become effective as of the date upon which the following conditions precedent shall be satisfied:

             (a) The Agent shall have received counterparts hereof duly executed by each Bank and the Borrower.

             (b) The Agent shall have received for the account of each Bank an Amended Note duly executed by the Borrower.

             (c) The Agent shall have received an opinion of counsel to the Borrower in form and substance satisfactory to the Agent.

             (d) The Agent shall have received certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Amendment No. 6 and each Amended Note.

       6. AGREEMENT AS AMENDED. Except as expressly amended hereby, the Agreement shall continue in full force and effect in accordance with the terms thereof.

       7. GOVERNING LAW. This Amendment No. 6, and the Agreement as amended hereby, shall be construed in accordance with and governed by the laws of the State of New York.

       8. SEVERABILITY. In case any one or more of the provisions contained in this Amendment No. 6 would be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

       9. COUNTERPARTS. This amendment No. 6 may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed by their duly authorized officers as of the day and year first above written.

                                        BEMIS COMPANY, INC.



                                        By:  ___________________________
                                             Title

Commitments
- -----------

$33,333,333.33                          NORWEST BANK MINNESOTA, N.A.



                                        By:  ___________________________
                                             Title:

$33,333,333.33                          FIRST BANK NATIONAL ASSOCIATION



                                        By: ____________________________
                                            Title:

$66,666,666.68                          MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK



                                        By: ____________________________
                                            Title:

$33,333,333.33                          BANQUE NATIONALE DE PARIS



                                        By:  _________________________
                                             Title:

$33,333,333.33                          ROYAL BANK OF CANADA





                                        By: ___________________________
                                            Title:

$200,000,000.00                         TOTAL


                                        MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK, as Agent




                                        By: ____________________________
                                            Title:

                                        60 Wall Street
                                        New York, New York 10260-0060
                                        Attention:
                                        Telex: 177615 MGT UT
                                            or 620106 MGT UW
                                        Telecopy: (212) 648-5022

                                    EXHIBIT A

                                      NOTE


U.S.$__________________                                  February 1, 1995

                                                         New York, New York

       FOR VALUE RECEIVED, BEMIS COMPANY, INC. a Missouri corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ________________ (the "Bank") for the account of (i) in the case of Domestic Loans, its Domestic Lending office and (ii) in the case of Euro-Dollar Loans, its Euro-Dollar Lending office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement.

       All such payments of principal and interest shall be made in lawful money of the United States of America in Federal or other immediately available funds at the office of the Bank located at 60 Wall Street, New York, New York 10260-0060.

       All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto and made a part hereof; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

       This note is one of the Notes referred to in the Credit Agreement originally dated as of August 1, 1986 and amended and restated as of August 1, 1991, among the Borrower, the Banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

                                   BEMIS COMPANY, INC.



                                   By:  ________________________________
                                        Name:
                                        Title:

                         LOANS AND PAYMENTS OF PRINCIPAL

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                                                      AMOUNT OF
                    AMOUNT OF                         PRINCIPAL                          NOTATION
DATE OF LOAN          LOAN        TYPE OF LOAN        REPAID         MATURITY DATE       MADE BY
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


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